As filed with the Securities and Exchange Commission on January 6, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23111

Miller/Howard Funds Trust
(Exact name of registrant as specified in charter)

10 Dixon Avenue Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Annemarie Gilly Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1. Reports to Stockholders.

Miller/Howard Income-Equity Fund

Miller/Howard Drill Bit to Burner Tip® Fund

Annual Report

October 31, 2016

Advised by MHI Funds, LLC

Table of Contents

1	Income-Equity Fund Shareholder Letter
7	Drill Bit to Burner Tip® Fund Shareholder Letter
13	Expense Example
15	Income-Equity Fund Allocation of Portfolio Assets
16	Income-Equity Fund Schedule of Investments
18	Drill Bit to Burner Tip® Fund Allocation of Portfolio Assets
19	Drill Bit to Burner Tip® Fund Schedule of Investments
21	Statements of Assets and Liabilities
22	Statements of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights
25	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Additional Information
37	Trustees and Officers
40	Privacy Policy

October 31, 2016 | Annual Report

Miller/Howard Income-Equity Fund Shareholder Letter
October 31, 2016

Dear Shareholders,

Thank you for investing in the Miller/Howard Income-Equity Fund (the "Fund"). Our goal is to provide our shareholders with a competitive level of income coupled with the potential for capital appreciation. To do this we invest in stocks we view to exhibit strong dividend prospects and which we believe have the potential to raise those dividends in the future. The Fund integrates rigorous fundamental financial analysis with environmental, social and governance research. The Adviser employs a multi-faceted strategy that includes screening, direct engagement with companies, and proxy voting.

The Fund's Board of Trustees has agreed to pay shareholders a monthly distribution effective April 2017. The Fund currently pays distributions quarterly.

Market Summary1

From the Fund's inception on December 31, 2015 through October 31, 2016, the overall equity market saw modest gains with the S&P 500 Index gaining +5.9%. These gains in the broad market index masked significant volatility in the first half of the year. The index fell -8.5% over the first six weeks of 2016 before recovering those losses by mid-March. After Great Britain voted to leave the European Union, the index sold off, though quickly recovered by the end of June. There wasn't much progress for the average investor from July through October as the market moved sideways, awaiting results of the US presidential election and the possibility of a second rate increase from the US Federal Reserve.

Since the beginning of the year, there was a change in investor preference from growth stocks to value: The Russell 1000 Growth Index returned +3.5% while the Russell 1000 Value Index returned +8.3%. General investor psychology toward dividend income stocks improved, which some argue was partly because of relief at having survived the Fed's first rate increase. Despite the marginal increase in US rates, investors continued their search for yield, bidding up the valuations of bond-proxy sectors, such as utilities and real estate investment trusts (REITs). Year-to-date the NASDAQ US Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with historically lower yields than our stocks), returned +10.1%. Energy stocks were under extreme pressure through mid-February when West Texas Intermediate ("WTI") crude oil hit a multi-year low below $26.50/bbl and, three weeks later, Henry Hub Natural Gas bottomed at around $1.50/MMBtu. Thereafter, energy stocks rebounded in response to higher energy commodity prices and a reversal in market sentiment. During the period from December 31, 2015 to October 31, 2016, the Fund's Class I shares produced a

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

October 31, 2016 | Annual Report 1

total return of +4.9% on net asset value per share (NAV) and the Fund's Adviser Share Class shares produced a total return of +4.5% based on NAV.

Portfolio Performance

High-yielding stocks2 performed poorly in 2015 due to fears of rising interest rates and concerns over the impact of falling energy prices on many energy-related high-yielding stocks. After the Fed raised rates in December 2015, market sentiment for high-yielding stocks improved and these outperformed the general market. The resurgence in the performance of high-yielding stocks favored our investment process of investing in stocks that provide a yield greater than the S&P 500 and consistently increase their distributions. Our overweight allocation to these stocks relative to the S&P 500 enhanced the Fund's performance by over 280 basis points (2.8%). The greatest outperformance came from our allocation to the ninth dividend decile3, which were the top performing stocks year-to-date. Because of the Fund's allocation to REITs and master limited partnerships4 (MLPs), it had a higher weight to the ninth and tenth decile, which increased our returns relative to the S&P 500.

During the first quarter of the calendar year, the energy sector captured headlines and drove market performance down, continuing a trend that began over a year prior when the OPEC oil cartel removed production caps. West Texas Intermediate ("WTI") crude oil and Henry Hub Natural Gas prices continued their downward trend in the first quarter before bottoming on February 11 and March 4, respectively. Both WTI crude oil (up 78.8% from the bottom) and Henry Hub Natural Gas (up 87.1% from the bottom) prices then rallied through the end of October. The volatility that ensued in energy stocks both detracted and contributed to portfolio returns for this period. Four out of five of the top detractors5 and one of the top contributors in the Fund were energy stocks. The top detractors included, Energy Transfer Partners LP (ETP) and its general partner Energy Transfer Equity LP (ETE), MPLX LP (MPLX) and Williams Companies, Inc. (WMB). In January we sold out of ETP, ETE, and WMB using price dislocations in the energy sector to upgrade our exposures to higher-quality midstream names. We rolled proceeds into higher weights in more defensive partnerships with high payouts, solid coverage, decent growth prospects, and resilient balance sheets, including Magellan Midstream Partners LP (MMP) and MPLX, as well as C-corp Spectra Energy (SE). Pivoting to more conservative names was a success. Spectra, which provides transportation and storage of natural gas, was the Fund's top relative contributor returning +81.5% year-to-date through October 31, 2016. SE rallied +21.7% in the three days after Enbridge (ENB) announced they would acquire the company on September 6, creating the largest energy infrastructure company in North America. In general, our overweight allocation to the energy sector relative to the S&P 500 added 50 basis points (0.5%) to the Fund's performance.

2 High-yielding stocks are defined as those companies within the S&P 500 that are in dividend deciles six through ten (please see footnote 3 for dividend decile calculation).

3 Dividend deciles are calculated by separating the S&P 500 Index holdings into ten equal groups (lowest being decile one and highest decile ten) based on each security's yield at the beginning of the stated time period. Dividend decile calculations and returns data are sourced from Bloomberg.

4 Master Limited Partnerships, or MLPs, are publicly traded limited partnerships that must receive income from qualified sources, including real estate or natural resources. There are no MLPs represented in the S&P 500 index.

5 Contributors and detractors to Fund performance are calculated relative to the S&P 500 Index using Bloomberg calculations and data. To obtain our methodology for calculating the best- and worst-performing securities, as well as the list of the contribution to performance for each security, please call us at 845.679.9166.

2 Annual Report | October 31, 2016

The only top detractor not in the energy sector was L Brands (LB), a retailer of women's apparel and beauty products through the brands Victoria's Secret and Bath & Body Works. Sales from stores that were open a year ago (same-store sales) were weak and investors grew concerned by the company's strategic plan for Victoria's Secret, which was going through a restructuring. Despite headwinds, we maintain conviction in its underlying stable business model, popular brands, and high-quality financials. Moreover, the stock's $2 special dividend and above market dividend yield made it an attractive source of income generation.

In addition to SE, our other top contributors were in health care, consumer staples, real estate, and technology. Our stock picking acumen proved successful within the health care sector with holdings Merck & Co. Inc. (MRK) and Johnson & Johnson (JNJ) outperforming. MRK benefitted from competitor Bristol-Meyers Squibb Company's (BMY) poor trial results for its cancer drug, Opdivo, which provided an opportunity for MRK's competing immuno-oncology drug, Keytruda, to gain market share. From the consumer staples sector, packaged goods manufacturer JM Smucker (SJM) benefitted from strong earnings and revenues. We bought SJM for its developing diversification into coffee and pet food. We parted ways with the stock after realizing a +27.0% gain, since SJM's dividend could not keep pace with its strong price appreciation. Growth induced by recent acquisitions is subsiding and its low yield is no longer a fit.

Strong performance from real estate lifted portfolio returns. In particular, Digital Realty Trust Inc. (DLR), a datacenter REIT, benefited from positive market sentiment and more robust leasing activity. The market is appreciating DLR's recent acquisition of Telx. Industry consolidation has resulted in better pricing for DLR's facilities due to a scarcity of available datacenters. The company recently increased its dividend and reported better than estimated funds-from-operations (a figure used by REITs to measure cash flow from their operations). Lastly, in technology, semiconductor and telecommunications equipment maker, Qualcomm Inc. (QCOM) rose on news that its licensing business improved due to catch up payments from Chinese vendors and better margins in its chip business. The stock also benefited after the company announced a definitive agreement to acquire NXP Semiconductors (NXPI), a manufacturer of automotive chipsets. The market was positive on the deal and anticipates it will be accretive to QCOM shareholders as it will allow the company to become a bigger player in the Internet of Things.

As shown by our stock selection, dividend growth is important to this portfolio. As income rises, an investor may expect the asset's price to increase commensurately (though other factors may enter into this equation in the short term). Thus, we seek companies that not only have been paying high dividends or distributions but that also appear likely, in our view, to increase dividends in the future. During the reporting period, 68% of our stocks declared dividend increases, with individual increases averaging about 8% growth year-over-year, excluding special dividends, on an unweighted basis.

Looking Ahead

As we enter the end of 2016 the market awaits a few significant developments. How will the newly elected US President impact the economy? Will Janet Yellen and the Federal Open Market Committee continue monetary policy normalization? Will OPEC members abide by the production cap? Although we can't predict any of these events we can position our portfolio to withstand them. Shifting toward safer balance sheets and cash flows at the cost of some

October 31, 2016 | Annual Report 3

current yield seems prudent amid all of the uncertainty in the world. We have made some shifts, and may well make a few more. While we continue to like income, right now we are looking to emphasize stocks that offer dividend growth ability.

As of October 31, 2016, the S&P 500 traded at more than 10x 2017 EV/EBITDA (enterprise value/earnings before interest, taxes, depreciation, and amortization), which appears to be fully-valued as it is above its 15-year average. "Traditional" dividend-paying sectors, such as utilities, consumer staples, and REITs, are especially high compared to historic valuation levels and are trading richer than the broad market. While cheapness doesn't guarantee outperformance, the mix outside "traditional" dividend-paying sectors – which includes adequate yields, good cash dividend coverage, high-quality balance sheets, and secular business trends (including consolidation) – suggests that the absence or underweight of utilities and consumer staples in our portfolio is likely to last a while longer, depending on valuation changes. The most recent economic data remains mixed and reinforces our belief that a low grinding economic recovery is the most likely outcome. The strange combination of low economic growth and the risk potential of rising rates from the Fed argues in favor of earnings and dividend growth just as much as current yield itself in this environment. We will continue to seek current income and rising income that, in our experience, has most often led to higher prices.

Sincerely,

Lowell G. Miller

Chairman of the Board

4 Annual Report | October 31, 2016

Important Disclosures

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities. Performance data quoted represents past results. Past performance is no guarantee of future results. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard Income-Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries. There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that affects the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital. The Fund is new with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

The Russell 1000 Growth Index is comprised of large- and mid-cap US equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The NASDAQ US Broad Dividend Achiever Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

The Standard and Poor's 500 Index is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. One cannot invest directly in an index.

October 31, 2016 | Annual Report 5

Performance and Statistics

Miller/Howard Income-Equity Fund

October 31, 2016 (unaudited)

Investment Value Table

Total Returns

October 31, 2016 (unaudited)

	1 Year	5 Year	Since Inception	Inception Date
Class I	n/a	n/a	4.87%	12/31/15
Adviser Share Class	n/a	n/a	4.53%	12/31/15
Russell 1000 Index	n/a	n/a	4.03%	12/31/15

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized. Shares redeemed within 60 days of purchase may be charged a 2.00% redemption fee. For the most recent month-end performance, please call (845) 679-9166. In the current prospectus dated December 31, 2015, as revised June 30, 2016, the gross expense ratios for Class I and the Adviser Share Class are 1.17% and 1.42% respectively and the net expense ratios are 1.00% and 1.25% respectively. MHI Funds, LLC has contractually agreed to waive its fees or cap the Fund's expenses to the extent that the aggregate expenses incurred by the Fund (excluding interest, taxes, broker commission, and other extraordinary expenses, not incurred in the ordinary course of the Fund's business), exceed the "Expense Limit," which is 1.00% and 1.25% of the average daily net assets of the Class I and Adviser Share Class of the Fund, respectively. This agreement is in effect until December 31, 2017.

The Russell 1000 Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets, comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing. One cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

6 Annual Report | October 31, 2016

Miller/Howard Drill Bit to Burner Tip® Fund Shareholder Letter
October 31, 2016

Dear Shareholders,

Thank you for investing in the Miller/Howard Drill Bit to Burner Tip Fund® (the "Fund"). Our goal is to provide our shareholders with positive risk-adjusted total return while maintaining comprehensive exposure to the North American shale energy renaissance. We invest in stocks that we believe to be leaders in their respective niches across the energy value chain that possess underappreciated value-generating assets, or that face sentimental headwinds despite sturdy underlying fundamentals.

The portfolio remains rooted in a belief that the North American shale energy revolution is, first and foremost, a technological revolution. As a consequence, the primary long-term beneficiaries of these developments will include not only traditional participants, such as those engaged in the production and transportation of oil and gas, but those facilitating the growth of the industry or providing products and services that could benefit from rising production and consumption of US-sourced oil and natural gas. While the Fund's investments include companies engaged in the natural gas, oil, natural gas liquids, and refined fuel products industries, there is a special emphasis on natural gas, the cleanest burning fossil fuel, which is abundant and inexpensive to produce in the United States. As a consequence of these qualities, demand for natural gas is generally expected to grow for several decades.

Market Summary1

After the S&P 500 fell -8.5% over the first six weeks of 2016 and recovered those losses by mid-March, markets remained fairly quiet until June. The broad market fell sharply in June in the wake of the surprise Brexit vote, but averages reversed higher over the following days. From July, the US stock market was relatively flattish through the end of October, awaiting results of the US presidential election and the possibility of a second rate increase from the US Federal Reserve.

The volatility was more pronounced in the energy sector, where the S&P Composite 1500 Energy Index fell as much as -13.8% through the first two and a half weeks of January 2016 before embarking on a significant multi-month rally and finishing up double digits through the end of October.

During the first quarter of the calendar year, the energy sector led market headlines and drove market performance down, continuing a trend that began over a year prior when the OPEC oil cartel removed production caps for members. West Texas Intermediate ("WTI") crude oil hit a multi-year low below $26.50/bbl on February 11 and, three weeks later, Henry Hub Natural Gas bottomed at around $1.50/MMBtu. In late January, OPEC members began publicly discussing the possibility of a production freeze. This ignited a five-month rally and WTI crested

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

October 31, 2016 | Annual Report 7

near $55/barrel in June. The market fell during the third quarter on expectations that OPEC discussions would fail, before rallying again into the end of October on news of a provisional OPEC production cut agreement. Calendar year to date through the end of October, WTI crude oil prices rose 26.5% and Henry Hub Natural Gas rose 20.7%, respectively. WTI crude oil ended the fiscal year at $46.86/bbl and Henry Hub Natural Gas at $2.79/MMbtu.

Consumption of natural gas rose. More structural consumption for power generation and industrial processes reached record levels, as did exports to Mexico. Further, exports from the first of five world-scale LNG export facilities began during the year. Low gasoline prices fueled record global consumption, and crude oil demand growth remained very strong in most parts of the world, including in India and China, the source of most of the world's incremental demand.

US oil and gas drilling activity continued to decline in response to low prices for both commodities until bottoming over the summer and beginning a recovery. The US natural gas rig count declined from 162 at the beginning of January to a low of 82 in early June, a -49.4% decrease in the active rig count. The US crude oil rig count declined from 536 at the start of January to a low of 316 in late May, a -41.0% decrease in the active rig count. Following the announcement of an OPEC freeze, the US oil and natural gas rig counts once again recovered, with 114 gas and 441 oil rigs deployed across US fields as of October 28.

Portfolio Performance

From the Fund's launch on December 31, 2015 through October 31, 2016, the Fund's Class I shares net asset value increased +15.7%, and the Adviser Share Class increased +15.3%. This compares favorably to the S&P Composite 1500 Energy Index which rose +14.6%.

Portfolio performance was driven by both individual stock selection and tactical sector allocation during the period. From a tactical perspective, the Fund had an elevated exposure to more defensive natural gas and electric utilities at the beginning of the year. These holdings generally have a lower level of overall correlation to energy prices. The decline in long-term interest rates, coupled with significant sector merger and acquisitions ("M&As"), led to the first three months of 2016 being one of the best periods in many years for downstream utilities. Likewise, these holdings were largely immunized from the commodity price induced declines that negatively impacted many oil & gas producers and transportation companies. Following a substantial decline in commodity prices in January, profits from the utility sector were reinvested in beaten down shares of commodity producers and transportation companies, reversing the initial elevated position in utilities by February. Fund exposure to oil and gas producers that benefit from rising prices rose to its highest levels since inception in March, while the Fund continued to maintain cautious exposure to midstream pipeline companies in the face of the continuing decline of energy production volumes.

Nonetheless, the Fund did increase holdings of select midstream equities, mainly focused on deep value midstream pipeline companies where it appeared the stock price reflected expectations for declining transportation volumes that far exceeded realistic expectations for US crude oil and natural gas volumes. While declining domestic energy production volumes no doubt presented challenges to the volume-oriented pipeline sector, the negative sentiment appeared overdone.

Despite the weakness in natural gas spot prices, portfolio returns in the first quarter were led by companies exposed to rising natural gas prices. Producers Range Resources (RRC) and EQT Corp. (EQT) led constituents on expectations that declining natural gas production and

8 Annual Report | October 31, 2016

increased demand in 2017 in the form of coal to gas power plant switching, a more normal winter, and LNG exports would tighten the market. Kinder Morgan was briefly the largest portfolio holding and was a top performer. The stock became what we'd refer to as a stranded stock without a natural constituency, following its dividend cut. We (and apparently several other traditional value-oriented investors) found the shares appealing, and more than discounted likely earnings declines stemming from weak commodity prices and volumes. Downstream utility Questar (STR) was acquired by another portfolio holding Dominion Resources (D) for a large premium. The acquisition of diversified natural gas utility STR is emblematic of a number of takeouts of similar names by larger entities that favor the steady, consistent, and moderate growth prospects of such companies.

In the spring of 2016, commodity prices continued to rise building on expectations for renewed activity across the North American energy value chain. Markets steadily rebalanced due to growing demand and falling supplies, as new drilling activity remained near multi-year lows. We anticipated that higher prices would allow producers to soon get back to work. As a response, we reduced upstream producers and midstream transportation companies, and increased downstream gas utilities and enabler companies that sell equipment and services across the value chain and that benefit from increased drilling and production activity. These changes reflect an expectation that activity, not price, may lead the next leg of the recovery, due in significant part to a structurally reduced industry cost structure that enables growth at lower prices.

As a reminder, this Fund is most distinguished from traditional energy strategies by the significant focus on companies facilitating the growth of the North American energy renaissance (enablers) and those that are experiencing new life or renewed global competitiveness as a result of the abundance of inexpensive North American natural gas (beneficiaries).

The energy sector took a pause in July after four months of price appreciation. Crude oil prices pulled back on the surprise Brexit vote, an increase in US oil rig count, and weak refining margins that were, in turn, being fueled by excess inventories of refined products such as diesel and gasoline. Targa Resources Corp. (TRGP) and Range Resources (RRC) declined as the market took profits in natural gas liquids (NGL) exposed names after a run up in valuations and the onset of softer crude oil and NGL prices.

Portfolio returns from August through October were led by midstream transportation and processing companies including, Williams Companies Inc. (WMB), TRGP, and Marathon Petroleum Corp. (MPC). After WMB's merger with Energy Transfer Equity (ETE) failed to commence in June, several activist board members resigned and shares temporarily popped after it was disclosed Enterprise Product Partners (EPD) was interested in acquiring the company. In August, WMB management cut its distribution by 70% as a means to protect cash flow and reinvest into its master limited partnership, Williams Partners LP (WPZ). TRGP bounced back after oil and NGL prices firmed, and the company refinanced debt with extended maturities and lower rates. MPC outperformed as refinery crack spreads widened as well as expectations for its midstream master limited partnership MPLX LP (MPLX) improved.

Looking Ahead

As oil and gas markets near supply demand balance, small changes that occur as a result of exogenous events have a strong potential to dictate the next inflection of commodity prices and demand over the next several months. Most of these, including policies of the incoming

October 31, 2016 | Annual Report 9

presidential administration, Fed policy, OPEC's attempt to curtail production, and the mechanics of Brexit are largely unknown. As a consequence, the Fund's current tactical allocation is less aggressively positioned toward rising or falling commodity prices than has been the case over most of the year. Instead, the current focus remains on identifying the correct combination of companies possessing idiosyncratic means to outperform in a variety of scenarios, while at the same time maintaining a shopping list of high-quality companies across the universe to reorient the Fund if and when the macro environment becomes clearer.

From a longer term perspective, regardless of the contours of the political or economic landscape in the United States, the case for natural gas, the cleanest burning fossil fuel, remains strong. The US Energy Information Administration projects natural gas demand to grow by over 35% in coming decades, as a result of 1) coal plant retirements and increased utilization of natural gas-fired power generation, 2) LNG exports and exports to Mexico, 3) industrial demand, namely in petrochemical manufacturing, and 4) as a transportation fuel. Further, the prospect of electric vehicles, should these become a meaningful component of the US transportation system, would create additional demand for gas-fired electric power.

Thus, from both a short term and long term perspective, the Fund's investments in companies exposed to the North American shale energy revolution may benefit from exposure to a supply source that will remain critical in providing for global energy needs.

Sincerely,

Lowell G. Miller

Chairman of the Board

10 Annual Report | October 31, 2016

Important Disclosures

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities. Performance data quoted represents past results. Past performance is no guarantee of future results. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard Drill Bit to Burner Tip® Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: The Fund's focus on the securities that are the beneficiaries of the North American energy value chain presents more risk than if it were more broadly diversified over additional industries and sectors of the economy. There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that affects the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reserve and depletion risk and reduced demand.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital. The Fund is new with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

The S&P 500 Index is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The ISE-Revere Natural Gas Index consists of securities that derive a substantial portion of their exposure from the exploration and production of natural gas.

The Alerian MLP Index is a market cap-weighted index, float-adjusted index which tracks the performance of the 50 most prominent energy Master Limited Partnerships (MLPs).

S&P 500 Utilities Index comprises those companies included in the S&P 500 that are classified as members of the GICS® utilities sector.

The S&P Composite 1500 Energy Index comprises those companies included in in the S&P Composite 1500 that are classified as members of the GICS® energy sector. The Standard & Poor's 1500 Composite is a broad-based capitalization-weighted index of 1,500 US companies and is comprised of the S&P 400 Index, S&P 500 Index, and the S&P 600 Index. One cannot invest directly in an index.

October 31, 2016 | Annual Report 11

Performance and Statistics

Miller/Howard Drill Bit to Burner Tip® Fund

October 31, 2016 (unaudited)

Investment Value Table

Total Returns

October 31, 2016 (unaudited)

	1 Year	5 Year	Since Inception	Inception Date
Class I	n/a	n/a	15.70%	12/31/15
Adviser Share Class	n/a	n/a	15.30%	12/31/15
S&P Composite 1500 Energy Total Return Index	n/a	n/a	14.58%	12/31/15

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized. Shares redeemed within 60 days of purchase may be charged a 2.00% redemption fee. For the most recent month-end performance, please call 845-679-9166. In the current prospectus dated December 31, 2015, as revised June 30, 2016, the gross expense ratios for Class I and the Adviser Share Class are 2.27% and 2.52% respectively and the net expense ratios are 1.30% and 1.55% respectively. MHI Funds, LLC has contractually agreed to waive its fees or cap the Fund's expenses to the extent that the aggregate expenses incurred by the Fund (excluding interest, taxes, broker commission, and other extraordinary expenses, not incurred in the ordinary course of the Fund's business), exceed the "Expense Limit," which is 1.30% and 1.55% of the average daily net assets of the Class I and Adviser Share Class of the Fund, respectively. This agreement is in effect until December 31, 2017.

The S&P Composite 1500 Energy Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® energy sector. One cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

12 Annual Report | October 31, 2016

Miller/Howard Funds Trust

Expense Example
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2016 to October 31, 2016.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

October 31, 2016 | Annual Report 13

	Beginning Account Value (05/01/16)	Ending Account Value (10/31/16)	Expenses Paid During Period(1) (05/01/16 to 10/30/16)	Net Annualized Expense Ratio(2)
Miller/Howard Income-Equity Fund
Class I Actual	$1,000.00	$1,027.17	$5.10	1.00%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%
Adviser Share Class Actual	$1,000.00	$1,024.62	$6.36	1.25%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34	1.25%
Miller/Howard Drill Bit to Burner Tip® Fund
Class I Actual	$1,000.00	$1,003.06	$6.55	1.30%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60	1.30%
Adviser Share Class Actual	$1,000.00	$1,000.11	$7.79	1.55%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.86	1.55%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days (the number of days in the most recent period)/366 days (to reflect the period), for Class I and Adviser Share Class.

(2) Net Annualized Expense Ratio is net of management fees waived and expenses reimbursed.

14 Annual Report | October 31, 2016

Miller/Howard Income-Equity Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
October 31, 2016
(unaudited)

See accompanying Notes to Financial Statements | October 31, 2016 | Annual Report 15

Miller/Howard Income-Equity Fund

Schedule of Investments
October 31, 2016

	Shares	Fair Value
Common Stock – 76.3%
Computer and Office Equipment – 2.0%
International Business Machines Corporation	8,510	$1,307,902
Computer Peripheral Equipment – 4.1%
Cisco Systems, Inc.	87,509	2,684,776
Computer Storage Devices – 2.5%
Western Digital Corp	27,973	1,634,742
Eating Places – 2.1%
Cracker Barrel Old Country Store, Inc.	10,187	1,405,806
Electric Services – 2.8%
General Electric Company	64,880	1,888,008
Leather & Leather Products – 2.5%
Coach, Inc.	47,011	1,687,225
Manufacturing Industries – 2.4%
Johnson Controls International plc (Ireland)	39,239	1,585,745
Miscellaneous Industrial and Commercial Machinery and Equipment – 1.8%
Eaton Corporation plc (Ireland)	18,690	1,191,861
Motor Vehicle Parts and Accessories – 0.3%
Adient plc ADR	3,933	178,986
National Commercial Banks – 6.8%
Bank of Montreal (Canada)	14,935	949,866
BB&T Corporation	34,736	1,361,651
PacWest Bancorp	17,438	756,635
The Toronto-Dominion Bank (Canada)	31,205	1,416,083
		4,484,235
Natural Gas Transmission – 3.0%
Spectra Energy Corp	47,846	2,000,441
Pharmaceutical Preparations – 19.6%
Abbott Laboratories	34,542	1,355,428
Abbvie Inc.	38,076	2,123,879
GlaxoSmithKline plc ADR	45,424	1,817,414
Johnson & Johnson	21,376	2,479,402
Merck & Co., Inc.	35,571	2,088,729
Novartis AG ADR	15,853	1,125,880
Pfizer Inc.	62,542	1,983,207
		12,973,939
Plastics Materials, Synthetic Resins, and Nonvulcanizable Elastomers – 2.5%
LyondellBasell Industries N.V. (Netherlands)	20,959	1,667,289
Pulp Mills – 2.0%
Domtar Corporation	37,046	1,331,804
Radio and Television Broadcasting and Communications Equipment – 4.3%
Qualcomm Incorporated	41,082	2,823,155
Radiotelephone Communications – 2.9%
Vodafone Group plc ADR	68,638	1,910,882
Security and Commodity Exchanges – 1.9%
CME Group Inc.	12,432	1,244,443

16 Annual Report | October 31, 2016 | See accompanying Notes to Financial Statements

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)
October 31, 2016

	Shares	Fair Value
Semiconductors and Related Devices – 2.3%
Microchip Technology Incorporated	25,198	$1,525,739
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics – 2.1%
The Procter & Gamble Company	15,686	1,361,545
Telephone Communications (No Radiotelephone) – 4.7%
AT&T Inc.	50,267	1,849,323
BCE Inc. (Canada)	12,432	564,910
Verizon Communications Inc.	15,018	722,366
		3,136,599
Trucking and Courier Services (No Air) – 1.9%
United Parcel Service, Inc.	11,431	1,231,805
Women's Clothing Stores – 1.8%
L Brands, Inc.	16,854	1,216,690
Total Common Stock (Cost $48,455,905)		50,473,617
Master Limited Partnerships – 11.8%
Crude Petroleum and Natural Gas – 2.3%
Genesis Energy, L.P.	43,170	1,507,928
Natural Gas Transmission – 6.5%
Enterprise Products Partners L.P.	86,340	2,179,222
MPLX LP	62,876	2,139,042
		4,318,264
Pipelines (No Natural Gas) – 3.0%
Magellan Midstream Partners, L.P.	29,863	2,009,706
Total Master Limited Partnerships (Cost $7,409,706)		7,835,898
Real Estate Investment Trusts (REITs) – 9.5%
Digital Realty Trust, Inc.	18,788	1,755,363
DuPont Fabros Technology, Inc.	16,103	657,163
Lamar Advertising Company	21,026	1,334,100
Omega Healthcare Investors, Inc.	16,687	531,147
Weyerhaeuser Company	65,966	1,974,362
Total REITs (Cost $5,979,381)		6,252,135
Short-Term Investment – 2.2%
Investment Company – 2.2%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio – 0.22%(1) (Cost $1,431,250)	1,431,250	1,431,250
Total Investments – 99.8% (Cost $63,276,242)		65,992,900
Other Assets and Liabilities – 0.2%		122,610
Total Net Assets – 100.0%		$66,115,510

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt.

(1)  Rate indicated is the current yield as of October 31, 2016.

See accompanying Notes to Financial Statements | October 31, 2016 | Annual Report 17

Miller/Howard Drill Bit to Burner Tip® Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
October 31, 2016
(unaudited)

18 Annual Report | October 31, 2016 | See accompanying Notes to Financial Statements

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments
October 31, 2016

	Shares	Fair Value
Common Stock – 88.7%
Automotive Dealers and Gasoline Service Stations – 2.5%
Murphy USA Inc.	1,938	$133,296
Crude Petroleum – 14.4%
Apache Corporatoin	868	51,629
Callon Petroleum Company	9,123	118,508
Concho Resources Inc.	1,971	250,199
Occidental Petroleum Corporation	3,220	234,770
Pioneer Natural Resources Company	619	110,813
		765,919
Electric Services – 15.2%
Black Hills Corporation	1,775	109,784
Calpine Corporation	11,889	141,479
Dominion Resources, Inc.	2,188	164,538
General Electric Company	5,822	169,420
Nextera Energy, Inc.	867	110,976
OGE Energy Corp.	3,468	107,647
		803,844
Gas and Other Services Combined – 5.1%
Sempra Energy	1,527	163,542
UGI Corporation	2,353	108,920
		272,462
Heavy Construction – 2.2%
Fluor Corporation	2,188	113,754
Industrial Machinery and Equipment – 3.2%
MRC Global Inc.	11,518	169,775
Industrial Organic Chemicals – 3.5%
Westlake Chemical Corporation	3,592	186,030
Natural Gas – 10.0%
Anadarko Petroleum Corporation	3,046	181,054
Cabot Oil & Gas Corporation	10,047	209,781
Range Resources Corporation	4,087	138,100
		528,935
Natural Gas Distribution – 1.6%
National Fuel Gas Company	1,610	84,332
Natural Gas Transmission – 9.5%
Chesapeake Energy Corporation	1,307	83,713
EQT Corporation	3,624	239,184
Kinder Morgan, Inc.	4,995	102,048
Williams Companies Inc.	2,725	79,570
		504,515
Oil and Gas Field Services – 6.6%
Core Laboratories N.V. (Netherlands)	991	96,097
Schlumberger N.V. (Curacao)	1,651	129,158
Targa Resources Corp.	2,807	123,227
		348,482

See accompanying Notes to Financial Statements | October 31, 2016 | Annual Report 19

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments (continued)
October 31, 2016

	Shares	Fair Value
Plastics Materials, Synthetic Resins, and Nonvulcanizable Elastomers – 3.7%
The Dow Chemical Company	3,662	$197,052
Petroleum Refining – 2.6%
Marathon Petroleum Corporation	3,096	134,955
Pipelines – 2.6%
Pembina Pipeline Corp (Canada)	4,541	139,681
Pumps and Pumping Equipment – 3.5%
Flowserve Corporation	4,417	187,060
Refuse Systems – 1.2%
Waste Connections, Inc. (Canada)	830	62,424
Water Supply – 1.3%
Aqua America, Inc.	2,229	68,430
Total Common Stock (Cost $4,527,018)		4,700,946
Master Limited Partnerships – 9.7%
Natural Gas Transmission – 4.1%
Boardwalk Pipeline Partners, LP	6,564	112,966
Enterprise Products Partners L.P.	4,120	103,989
		216,955
Pipelines (No Natural Gas) – 2.0%
Magellan Midstream Partners, L.P.	1,560	104,879
Retail – 3.6%
NGL Energy Partners LP	10,705	190,549
Total Master Limited Partnerships (Cost $514,476)		512,383
Short-Term Investment – 1.1%
Investment Company – 1.1%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio – .22%(1) (Cost $60,658)	60,658	60,658
Total Investments – 99.5% (Cost $5,102,151)		5,273,987
Other Assets and Liabilities – 0.5%		26,908
Total Net Assets Applicable to Common Stockholders – 100.0%		$5,300,895

Note: Percentages indicated are based on the net assets of the Fund.

(1)  Rate indicated is the current yield as of October 31, 2016.

20 Annual Report | October 31, 2016 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Statements of Assets and Liabilities
October 31, 2016

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
Assets:
Investments in securities, at value(1)	$65,992,900	$5,273,987
Receivable from Advisor	92,512	59,153
Receivable for Fund shares sold	83,300	3,800
Dividends and interest receivable	217,040	7,746
Other assets	10,069	13,013
Total Assets	66,395,821	5,357,699
Liabilities:
Payable for Fund shares redeemed	4,021	–
Payable for investments purchased	157,841	–
Payable to Advisor	41,689	4,593
Accrued administration expense	18,952	14,147
Accrued Trustee fees	11,097	2,726
Other liabilities	46,711	35,338
Total Liabilities	280,311	56,804
Net Assets	$66,115,510	$5,300,895
Net Assets consist of:
Paid-in capital	$62,588,075	$4,817,973
Accumulated undistributed (overdistributed) net investment income	–	10,966
Accumulated net realized gain (loss) on investments	810,986	300,128
Net unrealized appreciation (depreciation) on investments	2,716,449	171,828
Net Assets	$66,115,510	$5,300,895
Class I
Net assets applicable to outstanding shares	$65,891,747	$5,187,133
Shares of beneficial interest outstanding, no par value, unlimited authorization	6,366,812	448,481
Net asset value per share outstanding	$10.35	$11.57
Adviser Share Class
Net assets applicable to outstanding shares	$223,763	$113,762
Shares of beneficial interest outstanding, no par value, unlimited authorization	21,656	9,867
Net asset value per share outstanding	$10.33	$11.53
(1) Investment in securities at cost	$63,276,242	$5,102,151

See accompanying Notes to Financial Statements | October 31, 2016 | Annual Report 21

Miller/Howard Funds Trust

Statements of Operations
For the Period December 31, 2015(1) through October 31, 2016

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
Investment Income:
Dividend income (net of $11,844 and $304 of foreign withholding tax, respectively)	$1,040,797	$45,196
Interest income	3,853	396
Total Investment Income	1,044,650	45,592
Expenses:
Advisory fees	293,901	26,528
Professional fees	198,969	104,998
Administration fees	97,500	69,395
Transfer agent fees and expenses	53,000	43,494
Trustees' fees and expenses	48,000	5,323
Registration expenses	47,068	25,028
Shareholder reporting expenses	40,000	7,802
Custodian fees and expenses	15,000	10,863
Distribution fees – Adviser Class	76	142
Miscellaneous	28,509	3,962
Total Expenses	822,023	297,535
Management fee waivers and/or expense reimbursements by Adviser	(429,194)	(262,908)
Net expenses	392,829	34,627
Net Investment Income	651,821	10,965
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	997,353	300,129
Net change in unrealized appreciation (depreciation)	2,716,449	171,828
Net realized and unrealized gain (loss) on investments	3,713,802	471,957
Net Increase (Decrease) in Net Assets resulting from Operations	$4,365,623	$482,922

(1) Commencement of operations.

22 Annual Report | October 31, 2016 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Statements of Changes in Net Assets
For the Period December 31, 2015(1) through October 31, 2016

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
From Operations:
Net investment income	$651,821	$10,965
Net realized gain (loss)	997,353	300,129
Net change in unrealized appreciation (depreciation)	2,716,449	171,828
Net increase (decrease) in net assets resulting from operations	4,365,623	482,922
Dividends and Distributions to Shareholders from:
Net investment income
Class I	(836,952)	–
Adviser Share Class	(1,236)	–
Total dividends and distributions to shareholders	(838,188)	–
Capital share transactions (Note 6)
Proceeds from sale of shares	73,667,469	4,870,851
Dividends and distributions reinvested	838,188	–
Cost of shares redeemed	(11,967,582)	(102,878)
Net increase (decrease) in net assets resulting from capital share transactions	62,538,075	4,767,973
Net increase (decrease) in net assets	66,065,510	5,250,895
Net Assets:
Beginning of period	50,000	50,000
End of period	$66,115,510	$5,300,895
Accumulated undistributed (overdistributed) net investment income, end of period	$–	$10,966

(1) Commencement of operations.

See accompanying Notes to Financial Statements | October 31, 2016 | Annual Report 23

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Income-Equity Fund		Miller/Howard Drill Bit to Burner Tip® Fund
	Class I	Adviser Share Class	Class I	Adviser Share Class
	Period from December 31, 2015(1) through October 31, 2016	Period from December 31, 2015(1) through October 31, 2016	Period from December 31, 2015(1) through October 31, 2016	Period from December 31, 2015(1) through October 31, 2016
Per Common Share Data(2)
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.14	0.11	0.04	0.02
Net realized and unrealized gains (losses)	0.35	0.35	1.53	1.51
Total from investment operations	0.49	0.46	1.57	1.53
Dividends and distributions
Net investment income	(0.14)	(0.13)	–	–
Total dividends and distributions	(0.14)	(0.13)	–	–
Net asset value, end of period	$10.35	$10.33	$11.57	$11.53
Total investment return(4)(6)	4.87%	4.53%	15.70%	15.30%
Supplemental Data and Ratios
Net assets, end of period (000's)	$65,892	$224	$5,187	$114
Ratio of expenses to average net assets, before waiver(5)	2.08%	28.42%	11.17%	13.13%
Ratio of expenses to average net assets, after waiver(5)	1.00%	1.25%	1.30%	1.55%
Ratio of net investment income (loss) to average net assets, before waiver(5)	0.59%	(25.88)%	(9.45)%	(11.36)%
Ratio of net investment income (loss) to average net assets, after waiver(5)	1.67%	1.29%	0.42%	0.22%
Portfolio turnover rate(6)(7)	38%	38%	56%	56%

(1)  Commencement of Operations.

(2)  Information presented relates to a share outstanding for the entire period.

(3)  Per share data based on average shares outstanding during the period.

(4)  Total investment return assumes the reinvestment of dividends and distributions.

(5)  Annualized.

(6)  Not annualized.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

24 Annual Report | October 31, 2016 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Notes to Financial Statements
October 31, 2016

1. Organization

Miller/Howard Funds Trust (the "Trust") was formed as a Delaware statutory trust on November 23, 2015, and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Trust consists of two series, the Miller/Howard Income-Equity Fund (the "Income-Equity Fund") and the Miller/Howard Drill Bit to Burner Tip® Fund (the "Drill Bit to Burner Tip® Fund"). Each series of the Trust is a separate investment portfolio and may be referred to herein individually as a "Fund," or together as the "Funds." The Funds are managed by MHI Funds, LLC ("MHI LLC" or the "Adviser"). The Funds commenced operations on December 31, 2015.

The primary investment objective of the Income-Equity Fund is to seek current income, and, secondarily, long-term total return. The Income-Equity Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Income-Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend or distribution paying equity securities.

The investment objective of the Drill Bit to Burner Tip® Fund is capital appreciation with income as a secondary objective. Under normal circumstances, the Drill Bit to Burner Tip® Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that seek to participate in all phases of the North American energy value chain.

The Trust offers two classes of shares of each Fund: Class I and Adviser Share Class. Neither class has a front-end sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees ("Board").

October 31, 2016 | Annual Report 25

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2016

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the current bid and asked price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mean between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options). Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer's financial statements or other available documents. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are

26 Annual Report | October 31, 2016

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2016

developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of October 31, 2016, the Funds' assets carried at market value were classified as follows:

Income-Equity Fund
Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$50,473,617	$50,473,617	$–	$–
Master Limited Partnerships	7,835,898	7,835,898	–	–
Real Estate Investment Trusts	6,252,135	6,252,135	–	–
Short-Term Investment(b)	1,431,250	1,431,250	–	–
Total Investments in Securities	$65,992,900	$65,992,900	$–	$–
Drill Bit to Burner Tip® Fund
Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$4,700,946	$4,700,946	$–	$–
Master Limited Partnerships	512,383	512,383	–	–
Short-Term Investment(b)	60,658	60,658	–	–
Total Investments in Securities	$5,273,987	$5,273,987	$–	$–

(a) All industry classifications are identified in the Schedule of Investments.

(b) Short-term investment is a sweep investment for cash balances in the Funds at October 31, 2016.

The Funds did not hold any Level 2 or Level 3 securities during the period ended October 31, 2016.

October 31, 2016 | Annual Report 27

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2016

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

The Funds may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The Funds may also hold the securities of master limited partnerships ("MLPs"). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Funds record the character of distributions received from REITs and MLPs during the period based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and realized and unrealized gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class to the net assets of that Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets.

F. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

G. Dividends and Distributions to Shareholders

The Income-Equity Fund intends to make regular cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to shareholders. Both Funds intend to make annual distributions of their "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Funds will pay common shareholders annually at least 90% of their investment company taxable income. Various factors will affect the level of the Funds' investment company taxable income, such as its asset mix. As a result, the distributions paid by the Income-Equity Fund for any

28 Annual Report | October 31, 2016

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2016

particular quarterly period may be more or less than the amount of income actually earned by the Income-Equity Fund during that period. The tax composition of the Funds' distributions for each calendar year will be determined subsequent to October 31.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of dividends; however, net investment income, net realized gains and losses, and net assets are not affected.

H. Federal Income Taxation

Each Fund will elect to be treated as, and to qualify each year for, special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, each Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, each Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and its net capital gain. Each Fund intends to distribute at least annually substantially all of such income and gain. If each Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

I. Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.

3. Agreements and Related Party Transactions

The Trust has entered into an investment advisory agreement with the Adviser. Under the terms of the agreement, each Fund pays the Adviser a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund's average daily net assets.

Income-Equity Fund	0.75%
Drill Bit to Burner Tip® Fund	1.00%

The Adviser has entered into a written expense limitation agreement with the Trust on behalf of each Fund (the "Expense Limitation Agreement"). The expense limitations exclude interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Funds' business. Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to

October 31, 2016 | Annual Report 29

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2016

limit total annual fund operating expenses in the case of the Income-Equity Fund to 1.00% for Class I and 1.25% for the Adviser Share Class, and in the case of the Drill Bit to Burner Tip® Fund to 1.30% for Class I and 1.55% for the Adviser Share Class. The Expense Limitation Agreement will continue in effect until December 31, 2017, and may be terminated or modified prior to December 31, 2017 only with the approval of the Board.

The Adviser shall be entitled to reimbursement by the Fund, in whole or in part, of the investment management fees waived or reduced, and other payments remitted by the Adviser to the Fund during any of three previous years less any reimbursement previously paid by such Fund to the Adviser, provided that the respective Fund is able to make the repayment without exceeding the Fund's expense limitation. The Adviser's waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Period Incurred	Management Fees Waived and Expenses Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date(a)
Income-Equity Fund
Period from December 31, 2015 to October 31, 2016	$429,194	$–	$429,194	October 31, 2019
Drill Bit to Burner Tip® Fund
Period from December 31, 2015 to October 31, 2016	$262,908	$–	$262,908	October 31, 2019

(a) Represents the latest date upon which eligibility for recoupment of management fee waivers/expense reimbursements will expire.

Foreside Fund Services, LLC is the Trust's distributor and principal underwriter ("the Distributor"). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Adviser Share Class of each Fund. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of the Adviser Share Class shares are paid to the Distributor or others for distribution and shareholder services. For the period ended October 31, 2016 the Income-Equity Fund paid $76 and the Drill Bit to Burner Tip® Fund paid $142 in distribution fees.

U.S. Bancorp Fund Services, LLC serves as the Funds' administrator and fund accountant, and transfer agent.

U.S. Bank, N.A. serves as the Funds' custodian.

4. Income Taxes

It is each Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is included in the financial statements.

30 Annual Report | October 31, 2016

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2016

The tax character of dividends paid to shareholders during the year ended October 31, 2016, was as follows:

Income-Equity Fund
Ordinary Income*	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
$838,188	$–	$–	$838,188

* Amount includes net investment income and short term capital gains of $186,245.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital. Accordingly, on October 31, 2016, for the Income-Equity Fund, undistributed net investment income was increased by $186,367 and accumulated net realized gain (loss) was decreased by $186,367. In the Drill Bit to Burner Tip® Fund, net investment income was increased by $1 and accumulated net realized gain (loss) was decreased by $1. These reclassifications have no effect on the net assets of the Funds.

The following information is provided on a tax basis as of October 31, 2016:

	Income-Equity Fund	Drill Bit to Burner Tip® Fund
Cost of investments	$63,296,927	$5,094,472
Gross unrealized appreciation	4,201,983	340,524
Gross unrealized depreciation	(1,506,010)	(161,009)
Net unrealized appreciation (depreciation)	$2,695,973	$179,515
Undistributed ordinary income	744,367	303,415
Undistributed long term gains	87,304	–
Distributable earnings	831,671	303,415
Other accumulated gain/(loss)	(209)	(8)
Total accumulated gain/(loss)	$3,527,435	$482,922

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of each Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized

October 31, 2016 | Annual Report 31

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2016

tax benefits will change materially in the next 12 months. It is each Fund's policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

5. Investment Transactions

The cost of security purchases and the proceeds from security sales (excluding short-term securities) for the period from December 31, 2015 (commencement of operations) through October 31, 2016, were as follows:

	Purchases	Sales
Income-Equity Fund	$77,823,688	$16,313,952
Drill Bit to Burner Tip® Fund	6,458,598	1,690,352

6. Capital Share Transactions

Income-Equity Fund

	For the Period from December 31, 2015(a) through October 31, 2016
	Shares	Amount
Class I:
Shares sold	7,424,510	$73,446,980
Shares issued in reinvestment of dividends	78,835	836,952
Shares redeemed	(1,140,533)	(11,965,776)
Net increase	6,362,812	$62,318,106
Beginning of period	4,000	40,000
End of period	6,366,812	62,358,106
Adviser Class:
Shares sold	20,713	$220,539
Shares issued in reinvestment of dividends	115	1,236
Shares redeemed	(172)	(1,806)
Net increase	20,656	$219,969
Beginning of period	1,000	10,000
End of period	21,656	229,969

32 Annual Report | October 31, 2016

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2016

Drill Bit to Burner Tip® Fund

	For the Period from December 31, 2015(a) through October 31, 2016
	Shares	Amount
Class I:
Shares sold	444,574	$4,666,664
Shares issued in reinvestment of dividends	–	–
Shares redeemed	(93)	(1,034)
Net increase	444,481	$4,665,630
Beginning of period	4,000	40,000
End of period	448,481	4,705,630
Adviser Class:
Shares sold	18,059	$204,187
Shares issued in reinvestment of dividends	–	–
Shares redeemed	(9,192)	(101,844)
Net increase	8,867	$102,343
Beginning of period	1,000	10,000
End of period	9,867	112,343

(a) Commencement of operations.

October 31, 2016 | Annual Report 33

Miller/Howard Funds Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Miller/Howard Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Miller/Howard Funds Trust, comprising the Miller/Howard Income-Equity Fund and Miller/Howard Drill Bit to Burner Tip® Fund (collectively, the "Funds"), as of October 31, 2016, and the related statements of operations, statements of changes in net assets, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2016, the results of their operations, changes in net assets, and financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
December 19, 2016

34 Annual Report | October 31, 2016

Miller/Howard Funds Trust

Additional Information
October 31, 2016
(unaudited)

Trustees and Officer Compensation

The Funds do not compensate any of its Trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For the period from December 31, 2015 (commencement of operations) through October 31, 2016, the aggregate compensation paid by the Funds to the independent Trustees was $51,500. The Funds did not pay any special compensation to any of their Trustees or officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds' actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Trust has delegated the voting of proxies for Funds securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Funds and their shareholders.

A description of the policies and procedures the Funds used to determine how to vote proxies relating to portfolio securities owned by the Funds and information regarding how the Funds voted the proxies related to the portfolio of securities during the period ended June 30, 2016 will be available without charge by visiting the Funds' web site at www.mhifunds.com. You can access this information on the SEC's web site at www.sec.gov.

Form N-Q

The Trust will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Trust's Form N-Q will be available without charge upon request by calling the Trust at 1-844-MHFUNDS or by visiting the SEC's web site at www.sec.gov. In addition, you may review and obtain a copy of the Trusts' Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The Statement of Additional Information ("SAI") includes additional information about the Funds and is available upon request without charge by calling the Funds at 1-844-MHFUNDS or by visiting the SEC's web site at www.sec.gov.

October 31, 2016 | Annual Report 35

Miller/Howard Funds Trust

Additional Information (continued)
October 31, 2016
(unaudited)

Investment Policy Changes

The Fund's Board of Trustees has agreed to pay Income-Equity Fund's shareholders a monthly distribution effective April 2017. The Fund currently pays distributions quarterly.

Tax Information

The Income-Equity Fund designates 46% of its ordinary income distribution for the year ended October, 31, 2016 as qualified dividend income and 46% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders.

Funds Web Site

The Adviser intends to publish holdings of the Funds on a calendar quarter basis 30 days after the end of each quarter on its web site at www.mhifunds.com. In addition, the Funds will publish periodic fact sheets, conference call replays and other information that may be of interest to Fund shareholders.

36 Annual Report | October 31, 2016

Miller/Howard Funds Trust

Trustees and Officers
October 31, 2016
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Independent Trustees
James E. Hillman (Born 1957) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Lead Independent Trustee	Since 2015	CFO and Treasurer, Notre Dame School; Former Director and PFO, Bank of America Merrill Lynch (2006-2011)	3	Milller/Howard High Income Equity Fund
Value Line Mid Cap Focused Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Premier Growth Fund, Inc.
Value Line Larger Companies Focused Fund, Inc.
Value Line Centurion Fund, Inc.
The Value Line Tax Exempt Fund, Inc.
Value Line Core Bond Fund
Value Line Small Cap Opportunities Fund, Inc.
Value Line Asset Allocation Fund, Inc.
Value Line Funds Investment Trust
Value Line Defensive Strategies Fund
Value Line Funds Variable Trust
Value Line Strategic Asset Management Trust
Value Line VIP Equity Advantage Fund

October 31, 2016 | Annual Report 37

Miller/Howard Funds Trust

Trustees and Officers (continued)
October 31, 2016
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Roger Conrad (Born 1961) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Independent Trustee	Since 2015	Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC; prior to January 2014, Investment Manager and Investment Committee Member, Leeb Capital Management; prior to April 2013, Editor, Investing Daily	3	Milller/Howard High Income Equity Fund
Charles I. Leone (Born 1961) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Independent Trustee	Since 2015	CFO and CCO of Oribel Capital Management, L.P. and related affiliates; CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC (2012-2015); prior to 2012, CFO and COO, CACEIS (USA) Inc.	3	Milller/Howard High Income Equity Fund
Interested Trustees and Officer
Lowell G. Miller (Born 1948) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Chairman of the Board	Since 2015	Chief Investment Officer, MHI Funds, LLC; Chief Investment Officer, Miller/Howard Investments Inc.; President and Chairman of the Board, Miller/Howard High Income Equity Fund.	3	Miller/Howard High Income Equity Fund
Annemarie Gilly (Born 1951) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	President, Secretary and Trustee	Since 2015	President MHI Funds, LLC; Chief Operating Officer, Executive Vice President and Secretary, Miller/Howard High Income Equity Fund; Chief Operating Officer, Miller/Howard Investments Inc. (2011-2016)	3	Miller/Howard High Income Equity Fund

38 Annual Report | October 31, 2016

Miller/Howard Funds Trust

Trustees and Officers (continued)
October 31, 2016
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Officers
Paul Brook (Born 1953) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Chief Financial Officer	Since 2015	Chief Financial Officer, MHI Funds, LLC; Chief Financial Officer, Miller/Howard Investments Inc. and Miller/Howard High Income Equity Fund; Prior to September 2015, Chief Compliance Officer, Miller/Howard Investments Inc.; Prior to February 2015, Principal, Compliance Solutions Associates.	0	n/a
Jack Leslie (Born 1960) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Vice President	Since 2015	Portfolio Manager/Research Analyst, Miller/Howard Investments Inc.; Vice President, Miller/Howard High Income Equity Fund	0	n/a
Gerald Wheeler (Born 1972) P.O. Box 549 10 Dixon Avenue, Woodstock, NY 12498	Chief Compliance Officer, Chief Legal Officer	Since 2015	Chief Compliance Officer, Chief Legal Officer, MHI Funds, LLC; Chief Compliance Officer and General Counsel, Miller/Howard Investments Inc.; Prior to 2015, Co-founder, Chief Operating Officer and Chief Compliance Officer, del Ray Global Investors LLC.	0	n/a

October 31, 2016 | Annual Report 39

Miller/Howard Funds Trust

Privacy Policy
(unaudited)

Privacy Policy

In order to conduct its business, Income-Equity Fund and Drill Bit to Burner Tip® Fund, through their transfer agent, US Bancorp Fund Services, LLC, collect and maintain certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Funds' securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Funds do not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Funds do not disclose any nonpublic personal information about the Funds' shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Funds restrict access to nonpublic personal information about the Funds' shareholders to those employees who need to know that information to provide services to the Funds' shareholders. The Funds also maintain physical electronic and procedural safeguards to protect your nonpublic personal information.

40 Annual Report | October 31, 2016

Miller/Howard Funds Trust Fund

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Annemarie Gilly,
Trustee, President, Secretary

Gerald Wheeler,
Chief Compliance Officer, Chief Legal Officer

Paul Brook,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

MHI Funds, LLC
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Fund Administrator

U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 E. Wells Street
Suite 1400
Milwaukee, WI 53202

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

This report and the financial statements contained herein are provided for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles I. Leone and James E. Hillman are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Period from 12/31/15 (inception) to 10/31/16
Audit Fees	$42,000
Audit-Related Fees	$—
Tax Fees	$—
All Other Fees	$—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Period from 12/31/15 (inception) to 10/31/16
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Trust did not consider whether the provision of the specific non-audit services billed to the Adviser were compatible with maintaining the principal independent registered public accounting firm’s independence.  The Audit Committee relied on the principal accountant’s representation that they were independent in providing those services.

Non-Audit Related Fees	Period from 12/31/15 (inception) to 10/31/16
Registrant	$—
Registrant’s Investment Adviser	$—

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Charles I. Leone, Roger Conrad, and James E. Hillman.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard Funds Trust

By (Signature and Title)	/s/ Annemarie Gilly
Annemarie Gilly, President

Date	January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Annemarie Gilly
Annemarie Gilly, President

Date	January 6, 2017

By (Signature and Title)	/s/ Paul Brook
Paul Brook, Chief Financial Officer

Date	January 6, 2017